Exhibit 99.1

NUVILEX, INC.

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (“Charter”) was adopted by the Board of Directors (“Board”) of Nuvilex, Inc. (“Company”) on September 19, 2014.

Purpose

The Audit Committee of the Board (“Audit Committee”) is established to oversee the accounting and financial reporting processes of the Company and the audits of its financial statements and to assist the Board in monitoring: (i) the integrity of the Company’s financial statements; (ii) the qualifications and independence of the Company’s independent auditors; (iii) the performance of the Company’s internal audit function and independent auditors; and (iv) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the Audit Committee report required by the rules of the United States Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

The Audit Committee shall exercise its business judgment in carrying out the responsibilities described in this Charter in a manner the Audit Committee members reasonably believe to be in the best interests of the Company and its stockholders. No provision of this Charter, however, is intended to create any right in favor of any third party, including any stockholder, officer, director or employee of the Company or any subsidiary thereof, in the event of a failure to comply with any provision of this Charter.

Audit Committee Membership

The Audit Committee shall have a minimum of three members who shall be appointed by the Board. The members of the Audit Committee shall meet the independence requirements of The NASDAQ Stock Market, LLC (“Nasdaq”) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). No member of the Audit Committee may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by Nasdaq. The Board shall review these requirements on an annual basis to ensure continued compliance by the members of the Audit Committee. In addition, at least one member of the Audit Committee shall meet the financial sophistication requirements of Nasdaq and shall be an “audit committee financial expert” as defined by the SEC. No member of the Audit Committee may serve on the audit committee of more than three public companies, unless the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee, as such determination is disclosed in the Company’s annual proxy statement.

The members of the Audit Committee will be recommended for appointment by the Board to serve for such term or terms as the Board may determine or until earlier resignation, removal or death. Audit Committee members serve at the pleasure of, and may be replaced at any time by, the Board. All vacancies on the Audit Committee will be filled by the Board.

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Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor of the Company, in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Audit Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint, retain or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee. In addition, the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Each registered public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A (i) (1) (B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority to engage independent counsel or other advisors, as it deems necessary or appropriate to carry out its duties. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee. The Company also shall provide appropriate funding, as determined by the Audit Committee, for payment of its ordinary administrative expenses that are necessary or appropriate for carrying out its duties.

So long as it is in compliance with applicable law and Nasdaq rules, the Audit Committee may form and delegate authority to any subcommittee comprised solely of Audit Committee members who are independent directors.

The Audit Committee shall have such other authority as shall be necessary or appropriate to effectuate its purposes as set forth in this Charter.

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The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the performance of the Audit Committee.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K;

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its relevant Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements;

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles;

4.	Review and discuss quarterly reports from the independent auditors on:

(a)             All critical accounting policies and practices to be used;

(b)            All alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and

(c)             Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies;

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

7.	Discuss with management and the independent auditor the Company's major financial risk exposures, and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

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8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance,” relating to, among other things, the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management;

9.	Review and discuss with management and the independent auditor the adequacy and effectiveness of the Company’s internal controls, including any changes, significant deficiencies or material weaknesses in those controls reported by the independent auditor and any special audit steps adopted in light of significant control deficiencies, disclosures made to the Audit Committee by the Company’s chief executive officer and chief financial officer during their certification process for the Form 10-K and Form 10-Q, and any fraud, whether or not material, that involves management or other Company employees who have a significant role in the Company’s internal controls;

Oversight of the Company’s Relationship with the Independent Auditor

10.	Review the experience and qualifications of the senior members of the independent auditor’s audit team;

11.	Obtain and review a report from the independent auditor at least annually regarding: (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more independent audits carried out by the firm; (c) any steps taken to deal with any such material issues; and (d) all relationships between the independent auditor and the Company. With respect to clause (d), such report shall be a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as required by Nasdaq.

12.	Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the firm’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the firm’s independence, and actively engaging in a dialogue with the independent auditor concerning any disclosed relationships between the independent auditor and the Company or services that may impact the objectivity and independence of the independent auditor, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board and may, if it so determines, recommend that the Board take appropriate action to oversee the independence of the independent auditor;

13.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis;

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14.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participate in any capacity in the audit of the Company;

15.	Discuss with the independent auditor any issues on which the national office of the independent auditor was consulted by the Company’s audit team and matters of audit quality and consistency;

16.	Meet with the independent auditor and financial management prior to the audit to review planning and staffing, the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors;

Oversight of the Company’s Internal Audit Function

17.	Review the appointment and replacement of the head of internal auditing;

18.	Review the significant reports to management prepared by the internal auditing department and management’s responses;

19.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing, the audit plan and any recommended changes in the planned scope of the internal audit;

Compliance Oversight Responsibilities

20.	Obtain assurance from the independent auditor that Section 10A (b) of the Exchange Act has not been implicated;

21.	Obtain reports from management, the Company’s head of internal auditing and the independent auditor that the Company and its subsidiary/foreign-affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics;

22.	Review reports and disclosures of insider and affiliated party transactions. All related-party transactions must be approved by the Audit Committee;

23.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics;

24.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies;

25.	Discuss with the Company’s outside legal counsel legal or regulatory matters that may have a material impact on the financial statements or the Company’s compliance policies;

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Complaints

26.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding the Company’s accounting, internal accounting controls or auditing matters or matters of legal or regulatory concern; and

27.	Establish procedures for the confidential, anonymous submission to the Audit Committee by employees of the Company, of concerns regarding questionable accounting or audit matters or matters of legal or regulatory concern.

The foregoing shall be common recurring duties and responsibilities of the Audit Committee. The Audit Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, SEC regulations or Nasdaq listing standards.

Limitation of the Role of the Audit Committee

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws, regulations and Company policy. These matters are the responsibilities of management or the independent auditor or both.

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